Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Driveway Finance Corporation (the “Company”)
J.P. Morgan Securities LLC
(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “Testing Pool 5.31.xlsx” provided by the Company on June 17, 2022, containing information on 18,271 automobile loan contract receivables (the “Receivables”) as of May 31, 2022 (the “Receivables Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2022-1, and (ii) an electronic data file entitled “LADAR 2022-1 VINs.xlsx” provided by the Company on July 11, 2022, containing the vehicle identification number for each of the Receivables (the “VIN File” and together with the Receivables Data File, the “Data Files”). The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.

•	The term “NLS System” means the Company’s loan servicing system.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of evidence of title.

•
The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit A, which the Company informed us are acceptable forms of Insurance Document.

•
The term “Proof of Income” means a scanned image of the borrower’s and co-borrower’s (if any) paystub (the “Paystubs”) or bank statements (the “Bank Statements”) that the Company informed us were used to determine Payment-to-Income (“PTI”) ratio in lieu of income information stated by the borrower on the credit application.

•
The term “Receivable File” means the following documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Adjustment Borrower Letter, screenshots from the NLS System, Title Document, Insurance Document, Proof of Income, and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•
The term “Mapping Confirmations” means the list of Collateral Makes and Collateral Models attributes appearing in the Receivables Data File corresponding to the vehicle makes and vehicle models  stated in the Receivable File, provided by the Company on July 22, 2022.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Receivables from the Receivables Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Receivables Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes in the Data Files listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data Files to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions/ Mapping Confirmations

Borrower State	Retail Installment Contract or screenshot from the NLS System

Monthly Payment Amount	Retail Installment Contract and Adjustment Borrower Letter, if any

Term	Retail Installment Contract

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

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Attribute	Receivable File / Instructions/ Mapping Confirmations

Interest Rate	Retail Installment Contract and Adjustment Borrower Letter, if any

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number ("VIN")	Retail Installment Contract

Vehicle Condition (New or Used)	Retail Installment Contract. Consider the Vehicle Type to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

Amount Financed	Retail Installment Contract

Down Payment	Recompute as the sum of the Cash and Trade-In Sales Tax Credit stated in the Retail Installment Contract. Consider a value of “N/A” on the Retail Installment Contract to be zero.

Co-Borrower Flag	Retail Installment Contract. Consider the information to be in agreement if:

	-	The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

	-	The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract

PTI (Payment-to-Income Ratio)
Recompute as the Monthly Payment Amount stated in the Retail Installment Contract divided by the sum of the borrower’s monthly income, co-borrower’s monthly income (if any), and additional income (if any) stated in the Credit Application, except for Sample Receivables which the Company informed us the PTI ratio was calculated based on Proof of Income. For these Sample Receivables, recompute PTI ratio as the Monthly Payment Amount stated in the Retail Installment Contract divided by:

(i) the sum of the borrower’s monthly income and co-borrower’s monthly income (if any) stated in the Paystubs or recomputed from the Paystubs, assuming

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Attribute	Receivable File / Instructions/ Mapping Confirmations

that a year consists of twelve 30-day months or fifty-two 40-hour weeks, or:

- (ii) 120% of the 3-month average total deposits (except transfers from the co-borrower) appearing in the Bank Statements.

We found such information to be in agreement, except as listed in Exhibit C.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•
Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures

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performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
July 28, 2022

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Exhibit A

Title Documents

Application for Certificate of Ownership	Application for Vehicle Title and Registration

Application for Certificate of Title	Copy of Application for Registration Covering the Following Described Automobile in Compliance with the Provisions of the Vehicle Code of the State of California

Application for Certificate of Title for a Motor Vehicle	Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease

Application for Certificate of Title With/Without Registration	Application for Title and Registration Statement of Vehicle Sale

Application for Noting of Lien, Duplicate title, or Multipurpose Use	Report of Sale and Application for Certificate of Title

Application for Registration of Motor Vehicle	Universal Title Application

Application for Registration of New Vehicle	Vehicle Registration/ Title Application for Dealer Sales

Application for Title and/or Registration	Vehicle Title Application

Application for Title and Registration	Vehicle Transaction Application

Application for Title or Registration	MV-1

Application for Certificate of Title and Registration	VINTEK Lien and Title Information Report

Acceptable Company Names

Driveway Fin Corp	Driveway Financial Corp

Driveway Finanace Corp	Southern Cascades Fin Corp

Driveway Finance	Southern Cascades Finance Corp

Driveway Finance Corp	Southern Cascades Finance Corporati

DriveWay Finance Corp.	Southern Cascades Finance Corporation

Driveway Finance Corporation	Southern Cascades Financial Corporation

Driveway Financial	Driveway

Insurance Documents

Agreement to Furnish Insurance Policy	Evidence of Insurance

Agreement to Provide Insurance	Evidence of Motor Vehicle Liability Insurance

Auto Insurance Binder	Insurance Card

Auto Insurance Coverage Summary	Insurance Coverage Acknowledgement

Binder of Insurance	Insurance Coverage Acknowledgment

Evidence of Financial Responsibility	Insurance Identification Card

Evidence of Liability Insurance	Liability Insurance Card

Proof of Auto Insurance Card	Vehicle Lookup

Proof of Financial Responsibility Card	Verification of Coverage

Certificate of Auto Insurance

Exhibit B

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	20221001	51	20221051	101	20221101
2	20221002	52	20221052	102	20221102
3	20221003	53	20221053	103	20221103
4	20221004	54	20221054	104	20221104
5	20221005	55	20221055	105	20221105
6	20221006	56	20221056	106	20221106
7	20221007	57	20221057	107	20221107
8	20221008	58	20221058	108	20221108
9	20221009	59	20221059	109	20221109
10	20221010	60	20221060	110	20221110
11	20221011	61	20221061	111	20221111
12	20221012	62	20221062	112	20221112
13	20221013	63	20221063	113	20221113
14	20221014	64	20221064	114	20221114
15	20221015	65	20221065	115	20221115
16	20221016	66	20221066	116	20221116
17	20221017	67	20221067	117	20221117
18	20221018	68	20221068	118	20221118
19	20221019	69	20221069	119	20221119
20	20221020	70	20221070	120	20221120
21	20221021	71	20221071	121	20221121
22	20221022	72	20221072	122	20221122
23	20221023	73	20221073	123	20221123
24	20221024	74	20221074	124	20221124
25	20221025	75	20221075	125	20221125
26	20221026	76	20221076	126	20221126
27	20221027	77	20221077	127	20221127
28	20221028	78	20221078	128	20221128
29	20221029	79	20221079	129	20221129
30	20221030	80	20221080	130	20221130
31	20221031	81	20221081	131	20221131
32	20221032	82	20221082	132	20221132
33	20221033	83	20221083	133	20221133
34	20221034	84	20221084	134	20221134
35	20221035	85	20221085	135	20221135
36	20221036	86	20221086	136	20221136
37	20221037	87	20221087	137	20221137
38	20221038	88	20221088	138	20221138
39	20221039	89	20221089	139	20221139
40	20221040	90	20221090	140	20221140
41	20221041	91	20221091	141	20221141
42	20221042	92	20221092	142	20221142
43	20221043	93	20221093	143	20221143
44	20221044	94	20221094	144	20221144
45	20221045	95	20221095	145	20221145
46	20221046	96	20221096	146	20221146
47	20221047	97	20221097	147	20221147
48	20221048	98	20221098	148	20221148
49	20221049	99	20221099	149	20221149
50	20221050	100	20221100	150	20221150
[1]	The Company has assigned a unique Loan Number to each Receivable in the Receivables Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.

B-1

Exhibit C

Exceptions List

Sample Receivable #	Receivable Number	Attribute	Per Data Files	Per Receivable File
53	20221053	First Due Date	1/22/2022	1/11/2022
106	20221106	PTI	16.02%	15.06%
110	20221110	PTI	15.23%	12.63%

C-1